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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2002

                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of June 1, 2002, providing for the issuance of
                           Asset-Backed Certificates,
                                 Series 2002-2)

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             (Exact name of registrant as specified in its charter)

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          Delaware                   333-41712                  33-0917586
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)

        1100 Town & Country Road
               Suite 1600
           Orange, California                                           92868
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (714) 541-5378

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Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

          On June 4, 2002, a single series of certificates, entitled Long Beach Mortgage Loan Trust 2002-2, Asset-Backed Certificates, Series 2002-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Long Beach"), the Federal National Mortgage Association ("Fannie Mae") as guarantor with respect to the Class I-A Certificates and the Class I-S1 Certificates (the "Fannie Mae Certificates"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Deutsche Bank National Trust Company as trust administrator (the "Trust Administrator"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the "Class I-A Certificates", "Class II-A Certificates", "Class I-S1 Certificates", "Class II-S1 Certificates", "Class II-M1 Certificates", "Class M2 Certificates", "Class M3 Certificates", "Class M4A Certificates", "Class M4B Certificates", "Class I-S2 Certificates", "Class II-S2 Certificates", "Class I-C Certificates", "Class II-C Certificates", "Class I-P Certificates", Class II-P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of first lien and second lien, fully amortizing, adjustable-rate and fixed-rate residential mortgage loans (the "Mortgage Pool") having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate scheduled principal balance of $1,002,007,280.22 as of June 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 30, 2002, (the "Purchase Agreement") between Long Beach and the Depositor. On June 4, 2002 Fannie Mae exchanged Fannie Mae Guaranteed Grantor Trust Pass-Through Certificates, Fannie Mae Grantor Trust 2002-T7 (the "Guaranteed Certificates") with the Depositor for the Fannie Mae Certificates pursuant to the commitment letter dated May 29, 2002 among Fannie Mae, the Depositor, Long Beach and Credit Suisse First Boston Corporation. The Depositor, Long Beach, Credit Suisse First Boston Corporation and Morgan Stanley & Co., Incorporated (together, Credit Suisse First Boston Corporation and Morgan Stanley & Co., Incorporated are the "Co-Representatives"), as Co-Representatives of themselves, Banc of America Securities LLC, Banc One Capital Markets, Inc., Deutsche Bank Securities, Greenwich Capital Markets, Inc., Lehman Brothers Inc., and UBS Warburg, LLC have entered into an Underwriting Agreement dated as of May 30, 2002 for the purchase of the Class II-A Certificates, Class II-S1 Certificates, Class II-M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4A Certificates, Class M4B Certificates and the Guaranteed Certificates.

          The Certificates have the following initial Certificate Balances and Pass-Through Rates:


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        Initial Certificate
        Principal Balance or
Class     Notional Amount      Pass-Through Rate
------------------------------------------------
 I-A        $521,540,000           Variable
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I-S1        $114,720,000             5.25%
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I-S2            Notional             4.25%
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II-A        $342,200,000           Variable
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II-S1       $ 78,840,000             4.00%
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II-S2           Notional             4.25%
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II-M1       $ 24,700,000           Variable
------------------------------------------------
 M2         $ 54,400,000           Variable
------------------------------------------------
 M3         $ 37,150,000           Variable
------------------------------------------------
 M4A        $ 10,005,000           Variable
------------------------------------------------
 M4B        $ 10,005,000           Variable
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 I-C         ~$        0           Variable
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II-C         ~$        0           Variable
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 I-P        $        100              N/A
------------------------------------------------
II-P        $        100              N/A
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  R                  100%             N/A
------------------------------------------------
 R-X                 100%             N/A
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          The Class II-A Certificates, the Class II-S1 Certificates, the Class
II-M1 Certificates, the Class M2 Certificates, the Class M3 Certificates, the Class M4A Certificates, the Class M4B Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 12, 2000, and the Prospectus Supplement, dated May 30, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class I-S2 Certificates, the Class II-S2 Certificates, the Class I-C Certificates, the Class II-C Certificates, the Class I-P Certificates, the Class II-P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement. The Guaranteed Certificates and the Mortgage Loans are more particularly described in the Prospectus prepared by Fannie Mae dated May 29, 2002.

Item 7. Financial Statements and Exhibits

          (a)  Not applicable


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          (b)  Not applicable

          (c)  Exhibits

Exhibit No.                            Description
----------                             -----------

    4.1 Pooling and Servicing Agreement, dated as of June 1, 2002, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer, the Federal National Mortgage Association as Guarantor with respect to the Class I-A Certificates and the Class I-S1 Certificates, Wachovia Bank, National Association as Trustee and Deutsche Bank National Trust Company as Trust Administrator, relating to the Series 2002-2 Certificates.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 17, 2002

                                            LONG BEACH SECURITIES CORP.


                                            By:    /s/ Jeffery A Sorensen
                                                   -----------------------------
                                            Name:  Jeffery A Sorensen
                                            Title: Vice President


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                                Index to Exhibits


                                                               Sequentially
Exhibit No.                    Description                    Numbered Page
----------                     -----------                    -------------

4.1           Pooling and Servicing Agreement, dated as of          7
              June 1, 2002, by and among Long Beach
              Securities Corp. as Depositor, Long Beach
              Mortgage Company as Master Servicer, the
              Federal National Mortgage Association as
              Guarantor with respect to the Class I-A
              Certificates and the Class I-S1 Certificates,
              Wachovia Bank, National Association as
              Trustee and Deutsche Bank National Trust
              Company as Trust Administrator, relating to the Series 2002-2 Certificates.


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                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as....................  'r'
The section symbol shall be expressed as.................................  'SS'